SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 3, 2003

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-4111

Item 5. Other Events

See the press release dated July 3, 2003, filed as Exhibit 99.1 hereto and incorporated herein by reference, in which TECO Energy, Inc. addresses an IRS announcement regarding the production of synthetic fuel.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO ENERGY, INC. (Registrant)

Dated: July 3, 2003	By:	/s/ S. A. MYERS
S. A. MYERS Vice President—Corporate Accounting and Tax (Chief Accounting Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
99.1	Press release dated July 3, 2003, in which TECO Energy, Inc. addresses an IRS announcement regarding the production of synthetic fuel.

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